National Medical National Medical Health Card Systems, Inc. Health Card Systems, Inc. (NASDAQ: NMHC) (NASDAQ: NMHC) Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
This slide presentation contains forward-looking projections which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking
statements. For a discussion of such risks and uncertainties, including but not limited to risks relating to demand, pricing, government regulation, acquisitions and affiliations, the market for PBM services, competition and other factors, readers are urged to carefully review and consider various disclosures made by NMHC in the Company's
Annual Report on Form 10K for the fiscal year ended June 30, 2005 and other Securities and Exchange Commission filings.

Investment Highlights
Investment Highlights
•
Middle-market leader, differentiated by in-house capabilities, flexibility and superior ability to manage pharmaceutical costs
•
Opportunity to cross sell high margin services to existing clients
•
Investments in infrastructure set stage for margin expansion through increased capacity utilization
•
Strong historic organic growth with 10 consecutive years of
profitability and 5 year EBITDA CAGR of over 50%
•
Proven ability to identify, evaluate and integrate acquisitions

What is a PBM?
What is a PBM?
PBMs provide custom-tailored prescription benefit plans and
formularies that help reduce their clients’ drug costs
Patient
Payer
Pharmaceutical company
Pharmacy
Physician

5 Why use a PBM? Why use a PBM? • Purchasing power • Benefit design consulting • Substitution of preferred/generic brands • Specialty pharmacy services • Home delivery services

Prescription Growth Trends
Prescription Growth Trends
9.0
6.5
5.6
4.5
2.6
2.3
3.3
0
4
8
12
1999 2000 2001 2002 2003 2004 2005
MAT
June
% Change in Total Prescriptions Dispensed
Source:  IMS Health:  National Prescription Audit (NPA) PIUS, Monthly Rx Audit, July 2005

Industry Drivers
Industry Drivers
Increased adoption of mandatory mail programs
Home delivery accounts for 17% of all prescription sales
Home
Delivery
Increased prescription use due to Medicare Part D
By 2010, seniors aged 55-64 will increase by nearly 50%
Drug spending increasing 10-12% annually
PBM
Projected growth from $40B in 2005 to $90B in 2009
Fastest growing segment of pharmacy healthcare
Specialty
Pharmacy
Avg. annual cost of drug therapy $18-200K/pp per year
Mail-order drug sales rose 16% to $33 billion in 2005

Middle-Market Opportunity
Middle-Market Opportunity
•
Most Americans employed with
middle market employers
•
Historically underserved by
larger PBMs
– “Shell game” perception
•
Loyal purchasers/higher margin
•
High degree of fragmentation
of smaller PBMs
Big 3 PBMs
Middle Market
Multiple small/regional
sub-$100M PBMs & SPs
NMHC

What Do Middle Market Clients Want?
What Do Middle Market Clients Want?
• One stop shopping
• Transparent business model
• Patient/clinical management
• Specialty strategies for high cost injectables
• Low price
Flexibility, Flexibility, Flexibility

10 Risk Management Solutions Answer: Total Healthcare Solutions Answer: Total Healthcare Solutions PBM Services Home Delivery Specialty Pharmacy

PBM Services
PBM Services
• Claims Management
• Pharmacy Network
• Benefit Design Consultation
• Drug Review & Analysis
• Formulary Design and Disease Information Services
• Data Access, Reporting & Information Analysis
• Physician Profiling
Preferred Partnership Program
offers complete pass through of all rebates
PBM
Services

12 Home Delivery Home Delivery • Mail service pharmacy for chronic therapy medications • Launched July 2003 • 30,000 square foot facility • Currently at 20% of capacity Home Delivery

Specialty Pharmacy
Specialty Pharmacy
• High cost self-injected medications and  compounded
prescriptions that require special  handling
– Represents 1% of population and 15% of total drug spend
– Strong biotech pipeline will lead to increased utilization
• Built around case management, not product fulfillment
• Address 14 disease states and expanding expertise
– Acquired Portland Professional Pharmacy in August
2003, which addressed 2 disease states
– Subsequently added 12 new disease states
Specialty
Pharmacy

Risk Management
Risk Management
•
Level 1: Pharmacy Cost Control
– Full suite of Rx management services
– Measurable savings for cost-conscious plans
•
Level 2: Pharmacy Cost Control+
– Rx management tuned through Rx-based risk prediction
– Incremental savings for progressive plans
•
Level 3: Pharmacy & Medical Cost Control
– Cost containment through Rx and medical analytics
– Total healthcare cost containment for innovative plans
Risk
Management

15 Total Healthcare Solutions Total Healthcare Solutions Unmatched Middle-Market Capabilities

16 Customer Composition Customer Composition 33% 33% 18% 18% 24% 24% 22% 22% 3% 3% Managed Medicaid Third Party Administrators Taft-Hartley Other Managed Care

Competitive Advantage: Customer Services
Competitive Advantage: Customer Services
6.5
7
7.5
8
8.5
9
9.5
Retail Pharmacy
Network
Claim
Processing
Management
Reports
Delivering
Promised
Services
Overall Service
and
Performance
Eligibility
Management
Drug Utilization
Management
Customer and
Member Service
Delivering
Promised
Savings
NMHC 2004
AdvancePCS 2004
ESI 2004
Medco 2004
Source: 2004 PBMI Customer Satisfaction Survey

Competitive Advantage: Medicare Part D
Competitive Advantage: Medicare Part D
•
Unique capabilities among middle-market PBMs
•
MA-PD Medicare plan sponsor support
– Complete back office operational support
– Clinical, systems, CMS communications and policy support
•
Employer and union support
– Medicare Part D education, consultative, and back office
support for opportunities and obligations
•
Retiree drug subsidy
•
Coordination of benefits
•
Medicare Part D contracting
•
Creditable Coverage

Competitive Advantages
Competitive Advantages
• Proven track record and industry leadership in
controlling drug cost inflation
• Greater flexibility and highest rated in customer
satisfaction
• Fair and transparent reporting
• Comprehensive in-house offerings and risk
management solutions
• Medicare Part D capabilities

Growth Initiatives
Growth Initiatives
• New client acquisition
– Expanding senior sales team
•
New senior VP sales
– Attack 3 primary verticals:
•
Third-Party Administrator & Employer
•
Taft-Hartley (Union)
•
Managed Care
– Competing for larger accounts with Integrated Services Suite as key differentiator
• Cross-selling to existing clients
– Leveraging entrenched PBM clients by layering on higher
margin home delivery and specialty pharmacy services

Big 3
NMHC
Acquisition Strategy
Acquisition Strategy
•
Acquire Small/Regional PBMs
– Easy entry but significant
challenges to scale
– Accelerating consolidation
with regional PBMs unable
to meet Part D requirements
•
Acquire Specialty Pharmacy Co’s
– Increase purchasing power
– Expand geographic reach
– Increase disease-specific
knowledge base
Proven ability to evaluate and integrate acquisitions,
with seven successful acquisitions in the past five fiscal years
Multiple small/regional
sub-$100M PBMs & SPs

$3.2
$3.7
$11.2
$16.4
$19.3
$27.0
$1.6
$1.2
$4.5
$6.4
$9.5
$12.4
FY00 FY01 FY02 FY03 FY04 FY05
EBITDA* Net Income Revenue
$167.7
$272.1
$459.8
$573.3
$651.1
$800.1
($ Millions)
*Reconciliation to public financials included at the conclusion of the presentation.
**Excluding New Mountain Capital non-recurring expenses FY04.
NMHC Performance
NMHC Performance
Five-year Revenue CAGR of 37%
Five-year EBITDA CAGR of 53%
FY’05 Net Income Up 31% Year Over Year**
Profitable Every Year Since 1996*
**

03/31/06 6/30/05
Cash & Cash Equivalents $   10,244 $   7,272
Total Current Assets 180,374 166,798
Total Assets 298,678 283,931
Total Current Liabilities 192,108 191,235
Total Liabilities 199,846 198,213
Total Redeemable Preferred
Equity and Common
Stockholders’ Equity
98,832
85,718
($ in thousands)
Balance Sheet Highlights
Balance Sheet Highlights
$10.2 million in cash and cash equivalents as of March 31, 2006

Investment Highlights
Investment Highlights
•
Middle-market leader, differentiated by in-house capabilities, flexibility and superior ability to manage pharmaceutical costs
•
Opportunity to cross sell high margin services to existing clients
•
Investments in infrastructure set stage for margin expansion through increased capacity utilization
•
Strong historic organic growth with 10 consecutive years of
profitability and 5 year EBITDA CAGR of over 50%
•
Proven ability to identify, evaluate and integrate acquisitions

EBITDA Reconciliation
EBITDA Reconciliation
2000 2001 2002 2003 2004 2005
Cash Flow From Operations $5,803 $12,091 $12,415 $15,868 $24,060 $10,322
Provision for Income Taxes 1,247 843 2,900 4,602 5,524 8,031
Interest (Income) Expense, Net (922) (877) 603 957 109 299
Net Change in Assets and Liabilties (884) (6,644) (4,404) (4,613) (7,823) 11,988
Non-Cash Items to Reconcile Net Cash
     From Operations to Net Income (2,002) (1,704) (280) (404) (2,578) (3,630)
EBITDA $3,242 $3,709 $11,234 $16,410 $19,292 $27,010

EBITDA Reconciliation
EBITDA Reconciliation
Three of the Company’s financial covenants under its revolving credit facility
(“Facility”) are based upon the EBITDA (earnings before interest, taxes, depreciation and amortization) generated by the Company over specified periods of time.  These covenants, consolidated debt to consolidated EBITDA and consolidated fixed charge ratio, are evaluated by the Lender as a measure of the Company’s liquidity and its ability to meet all of its obligations under the Facility.  EBITDA is presented as cash flow from operations plus or minus the net changes in assets and liabilities and the changes in certain non-cash reconciling items from net cash from operations to net income over the reported periods.  While EBITDA is not a measure of financial performance nor liquidity under generally accepted accounting principles, it is provided as information for investors for analysis purposes in light of the financial covenants referred to above.  EBITDA is not meant to be considered a substitute or replacement for net income as prepared in accordance with accounting principles generally accepted in the United States.